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                                                                    EXHIBIT 10.2

                              SEVENTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         This Seventh Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of March 9, 1999 is among COSTILLA ENERGY, INC., a Delaware corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "Banks"), BANKERS TRUST COMPANY, as agent for the Banks (together with its successors and assigns in such capacity, the "Agent") and UNION BANK OF CALIFORNIA, N.A., as co-agent for the Banks (together with its successors and assigns in such capacity, the "Co-Agent").

                              PRELIMINARY STATEMENT

         A. The Borrower and the Bank Group have entered into that certain Amended and Restated Credit Agreement dated as of August 28, 1997 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 30, 1997, that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 14, 1998, that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 26, 1998, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of March 24, 1998, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 30, 1998 and that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of November 19, 1998 (as so amended, the "Credit Agreement").

         B. The Borrower and the Bank Group desire to further amend the Credit Agreement as set forth herein.

         NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

         Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                  a. The second sentence of Section 2.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "During the period from and after March 9, 1999 until the Borrowing Base is redetermined in accordance with this Section the amount of the Borrowing Base shall be $40,000,000; provided, however, that if the Ballard Sale Properties are sold, the amount of the Borrowing Base shall be automatically reduced to $28,000,000 during the period

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         from the date of such sale until the Borrowing Base is redetermined in accordance with this Section."

                  b. Section 6.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Section 6.07. Sales of Properties. The Borrower will
                  not, and will not permit any of its Subsidiaries to, sell, transfer, assign, farm-out, lease or otherwise transfer or dispose of any Properties other than (a) sales of Hydrocarbon production in the ordinary course of business and sales of obsolete or worn-out equipment in the ordinary course of business, (b) sales or transfers of Properties by any of the Borrower's wholly-owned Subsidiaries to the Borrower or any such other wholly-owned Subsidiary, (c) the sale of the Ballard Sale Properties for a cash purchase price of $14,150,000 (as such purchase price may be adjusted under the terms of the Ballard 1999 Purchase Agreement); provided, that at least $12,000,000 of the sales proceeds of such sale is applied immediately to partially repay the Loans, and (d) any other sale of Properties sold at fair market value, so long as the aggregate Net Proceeds for all such sales made under this subclause (d) during the period between each redetermination of the Borrowing Base does not exceed $1,000,000."

                  c. The following defined terms are hereby added to Annex A of the Credit Agreement in their appropriate alphabetical order:

                           "Ballard Sale Properties" means the Borrower's Oil
                  and Gas Properties and other related assets described as the "Properties" in the Ballard 1999 Purchase Agreement.

                           "Ballard 1999 Purchase Agreement" means that certain
                  Purchase and Sale Agreement dated as of February 2, 1999, by and between the Borrower and Ballard Petroleum LLC."

         Section 3. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents. All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

         Section 4. Effectiveness. (a) This Amendment shall become effective in accordance with the terms of the Credit Agreement subject to the condition precedent that the Borrower shall have executed, acknowledged and delivered to the Agent (i) a Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement in form and substance satisfactory to the Agent covering all of the Borrower's Oil and Gas Properties (and other related assets) described on Exhibit A attached hereto in sufficient counterparts for recording in all appropriate counties and (ii) a financing


                                       -2-

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statement related thereto to be filed with the Texas Secretary of State. This
Amendment may be executed in separate counterparts, all of which constitute one and the same instrument.

         (b) Nothing in this Amendment, including, without limitation, the amendment of Section 2.04(a) of the Credit Agreement, shall effect the Bank Group's right to conduct any pending of future redetermination of the Borrowing Base in accordance with the terms of the Credit Agreement. In addition, notwithstanding anything in the Credit Agreement to the contrary, each of the Banks shall have until March 26, 1999 to approve or object to the Agent's proposed Pioneer Redetermination of the Borrowing Base.

         (c) The execution and delivery of this Amendment by the Bank Group shall not be deemed a waiver of any current or future Default or Event of Default under the Credit Agreement or any other Loan Document, and the Bank Group reserves the right to exercise any right or remedy with respect to any such Default or Event of Default.

         Section 5. Representations and Warranties. The Borrower hereby represents and warrants to the Bank Group that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, and (b) each of the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

         Section 6. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         Section 7. Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.


                                             COSTILLA ENERGY, INC.


                                             By: /s/
                                                 -------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


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                                             BANKERS TRUST COMPANY,
                                               as Agent and Bank


                                             By: /s/
                                                 -------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             UNION BANK OF CALIFORNIA, N.A.,
                                               as Co-Agent and Bank


                                             By: /s/
                                                 -------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             By: /s/
                                                 -------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             DEN NORSKE BANK ASA,
                                               as Bank


                                             By: /s/
                                                 -------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             By: /s/
                                                 -------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             WELLS FARGO BANK (TEXAS), N.A.,
                                               as Bank


                                             By: /s/
                                                 -------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


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                                    EXHIBIT A


1. All of the Borrower's Oil and Gas Properties in the SW Speaks Field, Lavaca County, Texas that are not currently mortgaged to the Agent to secure the Obligations.

2. All of the Borrower's Oil and Gas Properties in the Bethany Field, Panola County, Texas that are not currently mortgaged to the Agent to secure the Obligations.

3. All of the Borrower's Oil and Gas Properties in the Sealy Field, Austin County, Texas that are not currently mortgaged to the Agent to secure the Obligations.

4. All of the Borrower's Oil and Gas Properties in the East Linden Field, Cass County, Texas.